EXHIBIT 23.1


                       [KPMG Peat Marwick LLP Letterhead]



                          Independent Auditor's Consent




The Board of Directors
Security Bank Holding Company
Coos Bay, Oregon:


We consent to the use of our report incorporated herein by reference.


                            /s/ KPMG Peat Marwick LLP


Portland, Oregon
May 29, 1997


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